UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5567
                                                      --------

                     Colonial Intermediate High Income Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
               --------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    --------------------

Date of fiscal year end:   11/30/2004
                          ------------------

Date of reporting period:  11/30/2004
                          ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

COLONIAL INTERMEDIATE HIGH INCOME FUND                             ANNUAL REPORT

NOVEMBER 30, 2004

[photo of calculator and newspaper]



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

PRESIDENT'S MESSAGE


Dear Shareholder:

In 2004, Colonial Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. First, some funds may be merged in order to eliminate redundancies, others may be liquidated and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these changes if your fund is affected and you may be asked to vote on certain fund changes. In this matter, your timely response will enable us to implement the changes in 2005.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a detailed report from the fund's manager or managers on key factors that influenced your fund's performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/. Christopher L. Wilson

Christopher L. Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

PORTFOLIO MANAGERS' REPORT

PRICE PER SHARE
AS OF 11/30/04 ($)

Net asset value          3.87
-----------------------------
Market price             3.51
-----------------------------


1-YEAR TOTAL RETURN AS OF
11/30/04 (%)

Net asset value         17.35
-----------------------------
Market price             9.24
-----------------------------

Lipper High Current
Yield Funds (Leveraged)
Category average        18.65
-----------------------------

All results shown assume
reinvestment of distributions.


DISTRIBUTIONS DECLARED PER
SHARE 12/01/03-11/30/04 ($)

                         0.30
-----------------------------

TOP 5 SECTORS AS OF
11/30/04 (%)

Telecommunications       12.2
-----------------------------
Media                    11.7
-----------------------------
Lodging                   6.2
-----------------------------
Electric                  5.8
-----------------------------
Chemicals                 5.0
-----------------------------

Sector breakdowns are calculated as
a percentage of total investments.

TOP 10 CORPORATE ISSUERS AS OF
11/30/04 (%)

Qwest                     2.5
-----------------------------
El Paso Corp.             1.9
-----------------------------
Charter Communications    1.4
-----------------------------
Dex Media                 1.2
-----------------------------
Pinnacle Entertainment    1.2
-----------------------------
Spanish Broadcasting
System                    1.1
-----------------------------
Calpine                   1.1
-----------------------------
D.R. Horton               1.0
-----------------------------
Tenet Healthcare          0.9
-----------------------------
Allied Waste
North America             0.8
-----------------------------

Corporate issuers are calculated as a percentage of total investments.

Because the fund is actively managed, there can be no guarantee that the fund will continue to hold securities of these issuers in these sectors in the future.




For the 12-month period ended November 30, 2004, Colonial Intermediate High Income Fund returned 9.24%, based on its market price. Changes in the market price of the fund's shares reflect investor demand and are not necessarily linked directly to changes in the fund's net asset value. The fund returned 17.35%, based on investment at net asset value. The average return of the Lipper High Current Yield Funds (Leveraged) Category was 18.65%.1 The fund and its peer group benefited from a positive environment for high-yield bonds which are inherently riskier than higher-quality bonds. We believe the fund's slight shortfall relative to its peer group can be attributed to its lower exposure to lower-rated single B and CCC-rated bonds relative to a small number of funds in the group that were positioned more aggressively. We increased the fund's weighting in lower quality high-yield bonds during the year, resulting in full-year performance that was closer to the Lipper average than the results for the first six months. An improving economy and lower default rates resulted in higher prices for the riskiest bonds during the period.

High-yield markets extended their two-year run of strong performance, helped by expansion of the US and global economies and declining intermediate- and long-term interest rates. After rising in the spring, rates declined through the end of the period, boosting prices for fixed-income securities in all sectors.

SOLID RETURNS FROM DIVERSE SECTORS

The fund's investments in utilities, wireless telecommunications, chemicals and the consumer sectors bolstered its results. In particular, expansion in the US cellular industry aided US Unwired, Inc. (0.5% of total investments), a holding that benefited the fund twice: bonds were called away at favorable terms as part of a refinancing, and we purchased a new US Unwired issue that also rose.2 Holdings such as Coastal Corp., Sonat, Inc. and Southern Natural Gas Co. (0.7%, 0.9% and 0.3% of total investments, respectively), all subsidiaries of El Paso Corp., an integrated producer and transporter of oil, gas and electric power, contributed to performance. El Paso's operations stabilized during the period, asset sales were consummated and concerns about its oil and natural gas reserves proved overblown.

-------------
1 Lipper Inc., a widely respected data provider, calculates an average total return based on net asset value for mutual funds with similar investment objectives.

2    Holdings are disclosed as of November 30, 2004.

Bonds of chemical producer Huntsman ICI Holdings LLC (0.9% of total investments) rose as commodity chemical prices trended higher, and in anticipation of a proposed transaction that would retire the bonds at a premium. Among consumer issues, Levi Strauss & Co.'s (0.5% of total investments) fundamental operations continued to strengthen while offers to purchase the Dockers brand highlighted the underlying value of the company. In October, the company announced plans to retain the brand.

On the negative side, we reduced exposure to energy companies because of the low yields the sector offered. However, given the staying power of high oil and gas prices, this sector continued to outperform, and the resulting underexposure to energy companies held back the fund's relative return. Sharply higher bills for jet fuel as well as high labor costs drove down bonds of Delta Air Lines, Inc. (0.1% of total investments). We trimmed holdings in Delta when prices recovered somewhat in November. Declining roaming traffic caused bonds of Dobson Communications Corp. (0.4% of total investments) to run counter to the favorable trend among wireless companies.

DESPITE SOME CAUTION, A GENERALLY FAVORABLE ENVIRONMENT FOR HIGH-YIELD
If the US economy continues to expand and short-term interest rates rise gradually, we believe that lower quality issues have the potential to continue to deliver strong performance. Historically, the high-yield market has benefited from similar economic conditions. As a result, we continued to increase the fund's exposure to lower-rated issues, emphasizing companies where our rigorous credit analysis shows the likelihood of expanding cash flows that may compensate the fund for the higher risk inherent in investing in these issues. However, our enthusiasm for the sector is balanced by an element of caution. Because the high-yield market has absorbed a record volume of new issues in 2004, continued heavy issuance of new bonds could eventually put pressure on prices.

/s/ Gregg R. Smalley     /s/ Kevin L. Cronk      /s/ Thomas A. LaPointe


Gregg R. Smalley         Kevin L. Cronk          Thomas A. LaPointe


Gregg R. Smalley, CFA, a member of the High Yield Portfolio Management Team at Columbia Management Advisors, Inc. (the "advisor"), has been a portfolio manager of Colonial Intermediate High Income Fund since June 2000. Mr. Smalley joined an affiliate of the advisor in August 1997 as a research analyst specializing in the energy, cable and telecom industries.

Kevin L. Cronk, CFA, a member of the advisor's High Yield Portfolio Management Team, has co-managed the fund since February 2003. Mr. Cronk joined an affiliate of the advisor in August 1999 as a research analyst specializing in the chemicals, healthcare and telecom industries.

Thomas A. LaPointe, CFA, a member of the advisor's High Yield Portfolio Management Team, has co-managed the fund since February 2003. Mr. LaPointe joined an affiliate of the advisor in February 1999 as a senior member of the Fixed Income Department's research group and has provided high-yield analytical support to mutual funds investing in the metals, gaming and European telecom industries.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results.

The values of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Investing in high-yield bonds involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease.

INVESTMENT PORTFOLIO

November 30, 2004



CORPORATE FIXED-INCOME
BONDS & NOTES - 122.5%                 PAR ($)    VALUE ($)
-----------------------------------------------------------
BASIC MATERIALS - 12.5% CHEMICALS - 6.7%
AGRICULTURAL CHEMICALS - 1.9%
IMC Global, Inc.,
   10.875% 08/01/13                    310,000      393,700
Terra Capital, Inc.,
   12.875% 10/15/08                    475,000      586,625
UAP Holding Corp.,
   (a) 07/15/12
   (10.750% 01/15/08) (b)              295,000      224,200
United Agri Products,
   8.250% 12/15/11
   (8.750% 12/15/04) (b)(r)            295,000      314,175
                                                -----------
                                                  1,518,700
                                                -----------

CHEMICALS-DIVERSIFIED - 4.6%
BCP Caylux Holdings
   Luxembourg S.C.A.,
   9.625% 06/15/14 (b)                 230,000      258,750
Equistar Chemicals LP,
   10.625% 05/01/11                    575,000      665,563
HMP Equity Holdings Corp.,
   (c) 05/15/08                        950,000      624,625
Huntsman ICI Holdings LLC,
   (c) 12/31/09                      1,725,000      961,688
Lyondell Chemical Co.,
   9.625% 05/01/07                     660,000      724,350
NOVA Chemicals Corp.,
   6.500% 01/15/12                     170,000      176,407
Westlake Chemical Corp.,
   8.750% 07/15/11                     257,000      289,767
                                                -----------
                                                  3,701,150
                                                -----------

CHEMICALS-SPECIALTY - 0.2%
Crompton Corp.,
   7.670% 08/01/10 (b)(d)              185,000      199,800
                                                -----------
                                                    199,800
                                                -----------
                               Chemicals Total    5,419,650
                                                -----------


FOREST PRODUCTS & PAPER - 2.9%
FORESTRY - 0.5%
Millar Western Forest Products,
   7.750% 11/15/13                     225,000      240,750
Tembec Industries, Inc.,
   8.500% 02/01/11                     180,000      180,000
                                                -----------
                                                    420,750
                                                -----------

PAPER & RELATED PRODUCTS - 2.4%
Boise Cascade LLC:
   5.005% 10/15/12 (b)(d)              175,000      178,500
   7.125% 10/15/14 (b)                 190,000      199,500
Buckeye Technologies, Inc.:
   8.500% 10/01/13                      60,000       66,000
   9.250% 09/15/08                     235,000      235,000



                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
Caraustar Industries, Inc.,
   9.875% 04/01/11                     355,000      381,625
Georgia-Pacific Corp.,
   8.000% 01/15/24                     200,000      232,000
Neenah Paper, Inc.,
   7.375% 11/15/14 (b)                 130,000      131,300
Newark Group, Inc.,
   9.750% 03/15/14 (b)                 270,000      282,825
Norske Skog Canada Ltd.:
   7.375% 03/01/14                     105,000      110,250
   8.625% 06/15/11                     150,000      162,000
                                                -----------
                                                  1,979,000
                                                -----------
                 Forest Products & Paper Total    2,399,750

IRON/STEEL - 1.8%
METAL-IRON - 0.5%
Wise Metals Group LLC,
   10.250% 05/15/12 (b)                415,000      418,112
                                                -----------
                                                    418,112
                                                -----------

STEEL-PRODUCERS - 0.5%
Bayou Steel Corp.,
   9.000% 03/31/11                     250,000      235,000
Steel Dynamics, Inc.,
   9.500% 03/15/09                     160,000      177,200
                                                -----------
                                                    412,200
                                                -----------

STEEL-SPECIALTY - 0.8%
Oregon Steel Mills, Inc.,
   10.000% 07/15/09                    195,000      218,400
UCAR Finance, Inc.,
   10.250% 02/15/12                    355,000      408,250
                                                -----------
                                                    626,650
                                                -----------
                              Iron/Steel Total    1,456,962
                                                -----------

MINING - 1.1%
METAL-ALUMINUM - 0.6%
Kaiser Aluminum & Chemical Corp.,
   10.875% 10/15/06 (e)                505,000      434,300
                                                -----------
                                                    434,300
                                                -----------

METAL-DIVERSIFIED - 0.5%
Earle M. Jorgensen Co.,
   9.750% 06/01/12                     380,000      427,500
                                                -----------
                                                    427,500
                                                -----------
                                  Mining Total      861,800
                                                -----------
                         BASIC MATERIALS TOTAL   10,138,162
                                                -----------

-----------------------------------------------------------
COMMUNICATIONS - 27.7%
ADVERTISING - 0.3%
ADVERTISING SERVICES - 0.3%
WDAC Subsidiary Corp.,
   8.375% 12/01/14 (b)(f)              290,000      292,900
                                                -----------
                                                    292,900
                                                -----------
                             Advertising Total      292,900
                                                -----------





See Accompanying Notes to Financial Statements.

November 30, 2004


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
COMMUNICATIONS (CONTINUED)
MEDIA - 12.6%
BROADCAST SERVICES/PROGRAMS - 0.6%
Fisher Communications, Inc.,
   8.625% 09/15/14 (b)                 190,000      205,200
XM Satellite Radio, Inc.,
   7.660% 05/01/09 (d)                 250,000      255,000
                                                -----------
                                                    460,200
                                                -----------

CABLE TV - 5.8%
Atlantic Broadband Finance LLC,
   9.375% 01/15/14 (b)                 390,000      378,300
Cablevision Systems Corp.,
   6.669% 04/01/09 (b)(d)              290,000      303,050
Charter Communications Holdings LLC:
   9.920% 04/01/11                   1,660,000    1,365,350
   10.250% 09/15/10                    190,000      199,500
CSC Holdings, Inc.:
   6.750% 04/15/12 (b)                 365,000      374,125
   7.625% 04/01/11                      20,000       21,450
DirecTV Holdings LLC,
   8.375% 03/15/13                     180,000      202,950
EchoStar DBS Corp.,
   6.375% 10/01/11                     400,000      412,000
Insight Communications Co., Inc.,
   (a) 02/15/11
   (12.250% 02/15/06)                  185,000      178,525
Insight Midwest LP,
   9.750% 10/01/09                     195,000      205,481
Northland Cable Television, Inc.,
   10.250% 11/15/07                    495,000      495,000
Pegasus Satellite Communications, Inc.,
   11.250% 01/15/10 (b)(e)             435,000      277,312
Telenet Group Holdings NV,
   (a) 06/15/14
   (11.500% 12/15/08) (b)              400,000      309,000
                                                -----------
                                                  4,722,043
                                                -----------

MULTIMEDIA - 2.0%
Advanstar Communications, Inc.:
   (a) 10/15/11
   (15.000% 10/15/05)                  310,000      261,950
   12.000% 02/15/11                    345,000      376,050
Haights Cross Communications, Inc.,
   (a) 08/15/11
   (12.500% 02/15/09)                  315,000      203,175
Haights Cross Operating Co.,
   11.750% 08/15/11                    195,000      222,300
Quebecor Media, Inc.,
   11.125% 07/15/11                    490,000      562,275
                                                -----------
                                                  1,625,750
                                                -----------

PUBLISHING-NEWSPAPERS - 0.4%
Hollinger, Inc.:
   11.875% 03/01/11 (b)(q)             122,000      132,038
   12.875% 03/01/11 (b)                192,000      209,280
                                                -----------
                                                    341,318
                                                -----------




                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
PUBLISHING-PERIODICALS - 2.5%
CBD Media Holdings LLC
   & Finance, Inc.,
   9.250% 07/15/12 (b)                 235,000      240,875
Dex Media, Inc.:
   (a) 11/15/13
   (9.000% 11/15/08)                   250,000      191,875
   8.000% 11/15/13                     320,000      342,400
Dex Media East LLC,
   12.125% 11/15/12                    367,000      449,575
Dex Media West LLC,
   9.875% 08/15/13                     274,000      316,470
Yell Finance BV,
   10.750% 08/01/11                    388,000      452,020
                                                -----------
                                                  1,993,215
                                                -----------

TELEVISION - 1.3%
Granite Broadcasting Corp.,
   9.750% 12/01/10                     575,000      540,500
Paxson Communications Corp.,
   10.750% 07/15/08                    260,000      267,800
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                     250,000      268,750
                                                -----------
                                                  1,077,050
                                                -----------
                                   Media Total   10,219,576
                                                -----------

TELECOMMUNICATIONS - 14.8%
CELLULAR TELECOMMUNICATIONS - 6.5%
American Cellular Corp.,
   10.000% 08/01/11                    325,000      273,813
Dobson Cellular Systems, Inc.,
   8.375% 11/01/11 (b)                  95,000       97,375
Dobson Communications Corp.,
   8.875% 10/01/13                     575,000      388,125
Horizon PCS, Inc.,
   11.375% 07/15/12 (b)                230,000      251,850
iPCS Escrow Co.,
   11.500% 05/01/12 (b)                170,000      189,550
Nextel Communications, Inc.,
   7.375% 08/01/15                     500,000      550,000
Nextel Partners, Inc.,
   8.125% 07/01/11                     610,000      671,000
Rogers Cantel, Inc.,
   9.750% 06/01/16                     720,000      847,800
Rogers Wireless, Inc.,
   8.000% 12/15/12 (b)                 225,000      234,562
Rural Cellular Corp.,
   8.250% 03/15/12                     220,000      229,350
UbiquiTel, Inc.:
   9.875% 03/01/11                     250,000      274,375
   9.875% 03/01/11 (b)                 185,000      203,037
US Unwired, Inc.,
   10.000% 06/15/12                    500,000      555,000
Western Wireless Corp.,
   9.250% 07/15/13                     500,000      540,000
                                                -----------
                                                  5,305,837
                                                -----------



See Accompanying Notes to Financial Statements.

November 30, 2004


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
COMMUNICATIONS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
SATELLITE TELECOMMUNICATIONS - 1.0%
Inmarsat Finance II PLC,
   (a) 11/15/12
   (10.375% 11/15/08) (b)              140,000       96,950
New Skies Satellites NV,
   9.125% 11/01/12 (b)                 210,000      214,200
PanAmSat Corp.:
   (a) 11/01/14
   (10.375% 11/01/09) (b)              455,000      273,000
   9.000% 08/15/14 (b)                 170,000      182,750
                                                -----------
                                                    766,900
                                                -----------

TELECOMMUNICATION EQUIPMENT - 0.4%
Lucent Technologies, Inc.,
   6.450% 03/15/29                     335,000      287,262
                                                -----------
                                                    287,262
                                                -----------

TELECOMMUNICATION SERVICES - 2.0%
Axtel SA de CV,
   11.000% 12/15/13                    430,000      456,875
Carrier1 International SA,
   13.250% 02/15/09 (e)                750,000       67,500
FairPoint Communications, Inc.,
   11.875% 03/01/10                    175,000      199,063
Securus Technologies, Inc.,
   11.000% 09/01/11 (b)                375,000      375,000
Time Warner Telecom, Inc.:
   9.750% 07/15/08                     320,000      319,200
   10.125% 02/01/11                    230,000      220,800
                                                -----------
                                                  1,638,438
                                                -----------

TELEPHONE-INTEGRATED - 4.1%
Cincinnati Bell, Inc.,
   8.375% 01/15/14                     475,000      477,375
Qwest Capital Funding, Inc.:
   7.250% 02/15/11                   1,075,000    1,021,250
   7.750% 02/15/31                     385,000      329,175
Qwest Services Corp.,
   13.500% 12/15/10 (b)              1,125,000    1,338,750
US LEC Corp.,
   10.670% 10/01/09 (b)(d)             190,000      189,590
                                                -----------
                                                  3,356,140
                                                -----------

WIRELESS EQUIPMENT - 0.8%
American Towers, Inc.,
   7.250% 12/01/11                     230,000      243,225
SBA Communications, Inc.,
   (a) 12/15/11
   (9.750% 12/15/07)                   140,000      117,950





                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
SpectraSite, Inc.,
   8.250% 05/15/10                     280,000      303,100
                                                -----------
                                                    664,275
                                                -----------
                      Telecommunications Total   12,018,852
                                                -----------
                          COMMUNICATIONS TOTAL   22,531,328
                                                -----------

-----------------------------------------------------------
CONSUMER, CYCLICAL - 26.7%
AIRLINES - 1.6%
AIRLINES - 1.6%
Continental Airlines, Inc.,
   7.568% 12/01/06                     450,000      346,500
Delta Air Lines, Inc.,
   7.900% 12/15/09                     205,000      114,800
Northwest Airlines, Inc.,
   9.875% 03/15/07                     625,000      543,750
United Air Lines, Inc.,
   2.020% 03/02/04 (d)(i)              321,569      257,255
                                                -----------
                                                  1,262,305
                                                -----------
                                Airlines Total    1,262,305
                                                -----------

APPAREL - 1.5%
APPAREL MANUFACTURERS - 1.5%
Broder Brothers Co.:
   11.250% 10/15/10                    225,000      234,000
   11.250% 10/15/10 (b)                135,000      140,400
Levi Strauss & Co.,
   12.250% 12/15/12                    495,000      522,225
Phillips-Van Heusen Corp.,
   7.250% 02/15/11                     300,000      316,500
                                                -----------
                                                  1,213,125
                                                -----------
                                 Apparel Total    1,213,125
                                                -----------

AUTO MANUFACTURERS - 0.4%
AUTO-MEDIUM & HEAVY DUTY TRUCKS - 0.4%
Navistar International Corp.,
   7.500% 06/15/11                     320,000      345,600
                                                -----------
                                                    345,600
                                                -----------
                      Auto Manufacturers Total      345,600
                                                -----------

AUTO PARTS & EQUIPMENT - 2.0%
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL - 1.1%
Accuride Corp.,
   9.250% 02/01/08                     155,000      157,713
Affinia Group, Inc.,
   9.000% 11/30/14 (b)                  45,000       46,350
Delco Remy International, Inc.,
   11.000% 05/01/09                    315,000      332,325
Dura Operating Corp.,
   8.625% 04/15/12                     345,000      351,900
                                                -----------
                                                    888,288
                                                -----------

AUTO/TRUCK PARTS & EQUIPMENT - REPLACEMENT - 0.3%
Rexnord Corp.,
   10.125% 12/15/12                    195,000      220,350
                                                -----------
                                                    220,350
                                                -----------


See Accompanying Notes to Financial Statements.

November 30, 2004


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
CONSUMER, CYCLICAL (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
RUBBER-TIRES - 0.6%
Goodyear Tire & Rubber Co.,
   7.857% 08/15/11                     505,000      501,213
                                                -----------
                                                    501,213
                                                -----------
                  Auto Parts & Equipment Total    1,609,851
                                                -----------

ENTERTAINMENT - 3.5%
GAMBLING (NON-HOTEL) - 0.5%
Global Cash Access LLC,
   8.750% 03/15/12                     390,000      421,200
                                                -----------
                                                    421,200
                                                -----------

MUSIC - 0.9%
Steinway Musical Instruments, Inc.,
   8.750% 04/15/11                     265,000      287,525
Warner Music Group,
   7.375% 04/15/14 (b)                 380,000      388,550
                                                -----------
                                                    676,075
                                                -----------
RESORTS/THEME PARKS - 0.7%
Six Flags, Inc.:
   8.875% 02/01/10                     415,000      417,075
   9.625% 06/01/14                     180,000      177,750
                                                -----------
                                                    594,825
                                                -----------

THEATERS - 1.4%
LCE Acquisition Corp.,
   9.000% 08/01/14 (b)                 485,000      521,375
Marquee Holdings, Inc.,
   (a) 08/15/14
   (12.000% 08/15/09) (b)              980,000      632,100
                                                -----------
                                                  1,153,475
                                                -----------
                           Entertainment Total    2,845,575
                                                -----------

HOME BUILDERS - 2.5%
BUILDING-RESIDENTIAL/COMMERCIAL - 2.5%
D.R. Horton, Inc.,
   9.750% 09/15/10                     955,000    1,143,613
K. Hovnanian Enterprises, Inc.:
   8.875% 04/01/12                     170,000      187,000
   10.500% 10/01/07                    340,000      391,850
Standard Pacific Corp.,
   9.250% 04/15/12                     275,000      321,063
                                                -----------
                                                  2,043,526
                                                -----------
                           Home Builders Total    2,043,526
                                                -----------

HOME FURNISHINGS - 0.8%
HOME FURNISHINGS - 0.8%
Norcraft Companies,
   9.000% 11/01/11                     140,000      151,900
WII Components, Inc.,
   10.000% 02/15/12                    495,000      485,100
                                                -----------
                                                    637,000
                                                -----------
                        Home Furnishings Total      637,000
                                                -----------



                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
LEISURE TIME - 2.2%
CRUISE LINES - 0.2%
NCL, Inc.,
   10.625% 07/15/14 (b)                140,000      144,200
                                                -----------
                                                    144,200
                                                -----------

LEISURE & RECREATIONAL PRODUCTS - 0.8%
Bombardier Recreational Products, Inc.,
   8.375% 12/15/13                     385,000      415,800
K2, Inc.,
   7.375% 07/01/14 (b)                 195,000      214,013
                                                -----------
                                                    629,813
                                                -----------

RECREATIONAL CENTERS - 1.2%
AMF Bowling Worldwide, Inc.,
   10.000% 03/01/10                    300,000      321,000
Equinox Holdings, Inc.,
   9.000% 12/15/09                     405,000      427,275
Town Sports International, Inc.,
   (a) 02/01/14
   (11.000% 02/01/09)                  435,000      242,512
                                                -----------
                                                    990,787
                                                -----------
                            Leisure Time Total    1,764,800
                                                -----------

LODGING - 8.3%
CASINO HOTELS - 8.3%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                    400,000      449,500
Circus & Eldorado/Silver Legacy
   Capital Corp.,
   10.125% 03/01/12                    225,000      246,375
Hard Rock Hotel, Inc.,
   8.875% 06/01/13                     400,000      440,000
Hollywood Casino Shreveport,
   13.000% 08/01/06 (h)                950,000      836,000
Inn of the Mountain Gods
   Resort & Casino,
   12.000% 11/15/10                    340,000      396,100
MGM Mirage, Inc.,
   8.375% 02/01/11                     415,000      468,950
Mohegan Tribal Gaming Authority,
   7.125% 08/15/14 (b)                  70,000       74,725
Park Place Entertainment Corp.,
   9.375% 02/15/07                     435,000      481,763
Pinnacle Entertainment, Inc.:
   8.250% 03/15/12 (f)                 270,000      280,800
   8.750% 10/01/13                     945,000    1,015,875
Premier Entertainment Biloxi LLC,
   10.750% 02/01/12                    200,000      216,000
River Rock Entertainment,
   9.750% 11/01/11                     435,000      481,763
Seneca Gaming Corp.,
   7.250% 05/01/12                     345,000      364,837




See Accompanying Notes to Financial Statements.

November 30, 2004


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
CONSUMER, CYCLICAL (CONTINUED)
LODGING (CONTINUED)
CASINO HOTELS (CONTINUED)
Station Casinos, Inc.,
   6.875% 03/01/16                      95,000       99,750
Trump Casino Holdings LLC, PIK,
   17.625% 09/15/10 (i)                376,002      391,042
Wynn Las Vegas LLC:
   6.625% 12/01/14 (b)(f)              270,000      265,950
   12.000% 11/01/10                    201,000      253,260
                                                -----------
                                                  6,762,690
                                                -----------
                                 Lodging Total    6,762,690
                                                -----------

RETAIL - 3.3%
RETAIL-AUTOMOBILES - 0.4%
Asbury Automotive Group, Inc.,
   8.000% 03/15/14                     320,000      316,800
                                                -----------
                                                    316,800
                                                -----------

RETAIL-DRUG STORES - 0.9%
Jean Coutu Group, Inc., (PJC),
   8.500% 08/01/14 (b)                 240,000      243,600
Rite Aid Corp.,
   9.250% 06/01/13                     470,000      485,275
                                                -----------
                                                    728,875
                                                -----------

RETAIL-HOME FURNISHINGS - 0.7%
Levitz Home Furnishings, Inc.,
   12.000% 11/01/11 (b)                235,000      239,700
Tempur-Pedic, Inc.,
   10.250% 08/15/10                    322,000      368,690
                                                -----------
                                                    608,390
                                                -----------

RETAIL-JEWELRY - 0.4%
Finlay Fine Jewelry Corp.,
   8.375% 06/01/12                     280,000      305,200
                                                -----------
                                                    305,200
                                                -----------

RETAIL-MAJOR DEPARTMENT STORES - 0.1%
Saks, Inc.,
   7.000% 12/01/13                      83,000       84,452
                                                -----------
                                                     84,452
                                                -----------

RETAIL-PROPANE DISTRIBUTORS - 0.4%
Ferrellgas Partners LP,
   8.750% 06/15/12                     295,000      321,550
                                                -----------
                                                    321,550
                                                -----------

RETAIL-RESTAURANTS - 0.4%
Denny's Holdings, Inc.,
   10.000% 10/01/12 (b)                280,000      294,700
                                                -----------
                                                    294,700
                                                -----------
                                  Retail Total    2,659,967
                                                -----------



                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
TEXTILES - 0.6%
TEXTILE-PRODUCTS - 0.6%
Collins & Aikman Floorcovering, Inc.,
   9.750% 02/15/10                     265,000      284,875
INVISTA,
   9.250% 05/01/12 (b)                 210,000      233,100
                                                -----------
                                                    517,975
                                                -----------
                                Textiles Total      517,975
                                                -----------
                      CONSUMER, CYCLICAL TOTAL   21,662,414
                                                -----------

-----------------------------------------------------------
CONSUMER, NON-CYCLICAL - 16.3%
AGRICULTURE - 0.8%
AGRICULTURAL OPERATIONS - 0.6%
Seminis Vegetable Seeds, Inc.,
   10.250% 10/01/13                    438,000      492,750
                                                -----------
                                                    492,750
                                                -----------

TOBACCO - 0.2%
North Atlantic Trading Co., Inc.,
   9.250% 03/01/12                     225,000      180,000
                                                -----------
                                                    180,000
                                                -----------
                             Agriculture Total      672,750
                                                -----------

BEVERAGES - 0.4%
BEVERAGES-WINE/SPIRITS - 0.4%
Constellation Brands, Inc.,
   8.125% 01/15/12                     270,000      293,625
                                                -----------
                                                    293,625
                                                -----------
                               Beverages Total      293,625
                                                -----------

BIOTECHNOLOGY - 0.5%
MEDICAL-BIOMEDICAL/GENE - 0.5%
Bio-Rad Laboratories, Inc.,
   7.500% 08/15/13                     340,000      371,450
                                                -----------
                                                    371,450
                                                -----------
                           Biotechnology Total      371,450
                                                -----------

COMMERCIAL SERVICES - 4.4%
COMMERCIAL SERVICES - 0.8%
Iron Mountain, Inc.,
   7.750% 01/15/15                      90,000       91,575
Language Line Holdings, Inc.,
   11.125% 06/15/12 (b)                480,000      516,000
                                                -----------
                                                    607,575
                                                -----------

COMMERCIAL SERVICES-FINANCE - 0.9%
Dollar Financial Group, Inc.,
   9.750% 11/15/11                     645,000      696,600
                                                -----------
                                                    696,600
                                                -----------

FUNERAL SERVICES & RELATED ITEMS - 0.6%
Service Corp. International,
   7.700% 04/15/09                     450,000      491,625
                                                -----------
                                                    491,625
                                                -----------





See Accompanying Notes to Financial Statements.

November 30, 2004




CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
CONSUMER, NON-CYCLICAL (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
PRINTING-COMMERCIAL - 0.9%
American Color Graphics, Inc.,
   10.000% 06/15/10                    180,000      154,800
Sheridan Group,
   10.250% 08/15/11 (b)                250,000      273,125
Vertis, Inc.,
   13.500% 12/07/09 (b)                315,000      333,900
                                                -----------
                                                    761,825
                                                -----------

PRIVATE CORRECTIONS - 0.2%
GEO Group, Inc.,
   8.250% 07/15/13                     180,000      191,700
                                                -----------
                                                    191,700
                                                -----------

RENTAL AUTO/EQUIPMENT - 1.0%
NationsRent, Inc.,
   9.500% 10/15/10                     525,000      590,625
Williams Scotsman, Inc.,
   9.875% 06/01/07                     230,000      228,275
                                                -----------
                                                    818,900
                                                -----------
                     Commercial Services Total    3,568,225
                                                -----------

COSMETICS/PERSONAL CARE - 0.3%
COSMETICS & TOILETRIES - 0.3%
Elizabeth Arden, Inc.,
   7.750% 01/15/14                     245,000      259,700
                                                -----------
                                                    259,700
                                                -----------
                 Cosmetics/Personal Care Total      259,700
                                                -----------

FOOD - 3.3%
FOOD-CONFECTIONERY - 0.7%
Merisant Co.,
   9.500% 07/15/13 (b)                 245,000      220,500
Tabletop Holdings, Inc.,
   (a) 05/15/14
   (12.250% 11/15/08) (b)              755,000      343,525
                                                -----------
                                                    564,025
                                                -----------

FOOD-MISCELLANEOUS/DIVERSIFIED - 2.0%
Del Monte Corp.,
   9.250% 05/15/11                     500,000      547,500
Dole Food Co., Inc.,
   8.625% 05/01/09                     415,000      457,538
Pinnacle Foods Holding Corp.,
   8.250% 12/01/13 (b)(f)              545,000      493,225
Reddy Ice Holdings, Inc.,
   (a) 11/01/12
   (10.500% 11/01/08) (b)              250,000      173,750
                                                -----------
                                                  1,672,013
                                                -----------





                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
FOOD-RETAIL - 0.6%
Stater Brothers Holdings,
   8.125% 06/15/12                     450,000      479,250
                                                -----------
                                                    479,250
                                                -----------
                                    Food Total    2,715,288
                                                -----------

HEALTHCARE-SERVICES - 4.8%
MEDICAL-HMO - 0.5%
Coventry Health Care, Inc.,
   8.125% 02/15/12                     340,000      374,000
                                                -----------
                                                    374,000
                                                -----------

MEDICAL-HOSPITALS - 1.8%
Tenet Healthcare Corp.,
   9.875% 07/01/14 (b)                 960,000    1,029,600
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11                    400,000      457,000
                                                -----------
                                                  1,486,600
                                                -----------

MRI/MEDICAL DIAGNOSTIC IMAGING - 2.0%
InSight Health Services Corp.,
   9.875% 11/01/11                     520,000      527,800
MedQuest, Inc.,
   11.875% 08/15/12                    450,000      526,500
MQ Associates, Inc.,
   (a) 08/15/12
   (12.250% 08/15/08)                  805,000      563,500
                                                -----------
                                                  1,617,800
                                                -----------

PHYSICAL PRACTICE MANAGEMENT - 0.5%
US Oncology, Inc.,
   9.000% 08/15/12 (b)                 390,000      434,850
                                                -----------
                                                    434,850
                                                -----------
                     Healthcare-Services Total    3,913,250
                                                -----------

HOUSEHOLD PRODUCTS/WARES - 1.8%
CONSUMER PRODUCTS-MISCELLANEOUS - 1.8%
AAC Group Holdings Corp.,
   (a) 10/01/12
   (10.250% 10/01/08) (b)               95,000       64,125
Amscan Holdings, Inc.,
   8.750% 05/01/14                     435,000      437,175
Jostens IH Corp.,
   7.625% 10/01/12 (b)                 280,000      294,000
Playtex Products, Inc.,
   9.375% 06/01/11                     600,000      636,750
                                                -----------
                                                  1,432,050
                                                -----------
                Household Products/Wares Total    1,432,050
                                                -----------
                  CONSUMER, NON-CYCLICAL TOTAL   13,226,338
                                                -----------
-----------------------------------------------------------



See Accompanying Notes to Financial Statements.

November 30, 2004



CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
ENERGY - 7.9%
OIL & GAS - 3.5%
OIL & GAS DRILLING - 0.7%
Oceans Rig Norway AS,
   10.250% 06/01/08                    325,000      334,750
Pride International, Inc.,
   7.375% 07/15/14 (b)                 170,000      188,700
                                                -----------
                                                    523,450
                                                -----------

OIL COMPANIES-EXPLORATION & PRODUCTION - 2.5%
Chesapeake Energy Corp.,
   7.500% 06/15/14                     160,000      177,000
Compton Petroleum Corp.,
   9.900% 05/15/09                     475,000      522,500
Encore Acquisition Co.,
   8.375% 06/15/12                     325,000      362,375
Energy Partners Ltd.,
   8.750% 08/01/10                     205,000      225,500
Magnum Hunter Resources, Inc.,
   9.600% 03/15/12                     283,000      322,620
Whiting Petroleum Corp.,
   7.250% 05/01/12                     425,000      446,250
                                                -----------
                                                  2,056,245
                                                -----------

OIL REFINING & MARKETING - 0.3%
Premcor Refining Group, Inc.,
   7.500% 06/15/15                     235,000      257,325
                                                -----------
                                                    257,325
                                                -----------
                               Oil & Gas Total    2,837,020
                                                -----------

OIL & GAS SERVICES - 0.4%
OIL-FIELD SERVICES - 0.4%
Hornbeck Offshore Services, Inc.,
   6.125% 12/01/14 (b)                  90,000       90,000
Newpark Resources, Inc.,
   8.625% 12/15/07                     270,000      272,700
                                                -----------
                                                    362,700
                                                -----------
                      Oil & Gas Services Total      362,700
                                                -----------

PIPELINES - 4.0%
PIPELINES - 4.0%
Coastal Corp.,
   7.750% 06/15/10                     695,000      714,981
Dynegy Holdings, Inc.:
   6.875% 04/01/11                     300,000      288,000
   9.875% 07/15/10 (b)                 360,000      406,800
Northwest Pipeline Corp.,
   8.125% 03/01/10                     130,000      144,950
Sonat, Inc.:
   6.875% 06/01/05                     215,000      217,687
   7.625% 07/15/11                     795,000      806,925
Southern Natural Gas Co.,
   8.875% 03/15/10                     250,000      280,625




                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
Williams Companies, Inc.,
   8.125% 03/15/12                     310,000      361,150
                                                -----------
                                                  3,221,118
                                                -----------
                               Pipelines Total    3,221,118
                                                -----------
                                  ENERGY TOTAL    6,420,838
                                                -----------

-----------------------------------------------------------
FINANCIALS - 2.3%
DIVERSIFIED FINANCIAL SERVICES - 1.6%
FINANCE-COMMERCIAL - 0.3%
FINOVA Group, Inc.,
   7.500% 11/15/09 (j)                 427,050      203,916
                                                -----------
                                                    203,916
                                                -----------

FINANCE INVESTMENT BANKER/BROKER - 1.3%
E*Trade Financial Corp.,
   8.000% 06/15/11 (b)                 275,000      290,813
LaBranche & Co., Inc.,
   11.000% 05/15/12                    725,000      772,125
                                                -----------
                                                  1,062,938
                                                -----------
          Diversified Financial Services Total    1,266,854
                                                -----------

REITS - 0.4%
REITS-HOTELS - 0.1%
La Quinta Properties, Inc.,
   7.000% 08/15/12 (b)                 100,000      107,500
                                                -----------
                                                    107,500
                                                -----------

REITS-MORTGAGES - 0.3%
Thornburg Mortgage, Inc.,
   8.000% 05/15/13                     250,000      268,125
                                                -----------
                                                    268,125
                                                -----------
                                   REITS Total      375,625
                                                -----------

SAVINGS & LOANS - 0.3%
SAVINGS & LOANS/THRIFT-WESTERN US - 0.3%
Western Financial Bank,
   9.625% 05/15/12                     210,000      239,400
                                                -----------
                                                    239,400
                                                -----------
                         Savings & Loans Total      239,400
                                                -----------
                              FINANCIALS TOTAL    1,881,879
                                                -----------

-----------------------------------------------------------
INDUSTRIALS - 21.5%
AEROSPACE/DEFENSE - 1.8%
AEROSPACE/DEFENSE-EQUIPMENT - 1.8%
Argo-Tech Corp.,
   9.250% 06/01/11                     240,000      262,200
BE Aerospace, Inc.,
   8.875% 05/01/11                     375,000      391,875
Sequa Corp.,
   8.875% 04/01/08                     255,000      279,225
Standard Aero Holdings, Inc.,
   8.250% 09/01/14 (b)                 265,000      284,875



See Accompanying Notes to Financial Statements.

November 30, 2004



CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
INDUSTRIALS (CONTINUED)
AEROSPACE/DEFENSE (CONTINUED)
AEROSPACE/DEFENSE-EQUIPMENT (CONTINUED)
TransDigm, Inc.,
   8.375% 07/15/11                     250,000      269,375
                                                -----------
                                                  1,487,550
                                                -----------
                       Aerospace/Defense Total    1,487,550
                                                -----------

BUILDING MATERIALS - 2.0%
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 0.6%
Associated Materials, Inc.,
   (a) 03/01/14
   (11.250% 03/01/09)                  205,000      152,725
Congoleum Corp.,
   8.625% 08/01/08 (g)                 225,000      175,500
Nortek Holdings, Inc.,
   8.500% 09/01/14 (b)                 140,000      150,500
                                                -----------
                                                    478,725
                                                -----------

BUILDING PRODUCTS-CEMENT/AGGREGATION - 0.8%
RMCC Acquisition Co.,
   9.500% 11/01/12 (b)                 370,000      370,925
U.S. Concrete, Inc.,
   8.375% 04/01/14                     310,000      330,925
                                                -----------
                                                    701,850
                                                -----------

BUILDING PRODUCTS-DOORS & WINDOWS - 0.6%
Atrium Companies, Inc.,
   10.500% 05/01/09                    445,000      467,250
                                                -----------
                                                    467,250
                                                -----------
                      Building Materials Total    1,647,825
                                                -----------

ELECTRONIC COMPONENTS & EQUIPMENT - 0.6%
WIRE & CABLE PRODUCTS - 0.6%
Coleman Cable, Inc.,
   9.875% 10/01/12 (b)                 430,000      452,575
                                                -----------
                                                    452,575
                                                -----------
       Electronic Components & Equipment Total      452,575
                                                -----------

ELECTRONICS - 0.2%
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.2%
Flextronics International Ltd.,
   6.250% 11/15/14 (b)                 135,000      132,975
                                                -----------
                                                    132,975
                                                -----------
                             Electronics Total      132,975
                                                -----------

ENGINEERING & CONSTRUCTION - 0.6%
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.6%
J. Ray McDermott SA,
   11.000% 12/15/13 (b)                445,000      486,163
                                                -----------
                                                    486,163
                                                -----------
              Engineering & Construction Total      486,163
                                                -----------



                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.8%
NON-HAZARDOUS WASTE DISPOSAL - 1.6%
Allied Wasten North America, Inc.:
   7.875% 04/15/13                     495,000      499,950
   8.500% 12/01/08                     255,000      268,069
Waste Services, Inc.,
   9.500% 04/15/14 (b)                 560,000      554,400
                                                -----------
                                                  1,322,419
                                                -----------

RECYCLING - 0.2%
IMCO Recycling Escrow,
   9.000% 11/15/14 (b)                 120,000      124,200
                                                -----------
                                                    124,200
                                                -----------
                   Environmental Control Total    1,446,619
                                                -----------

HAND/MACHINE TOOLS - 0.2%
MACHINE TOOLS & RELATED PRODUCTS - 0.2%
Newcor, Inc.,
   6.000% 01/31/13 (k)                 215,562      137,960
                                                -----------
                                                    137,960
                                                -----------
                      Hand/Machine Tools Total      137,960
                                                -----------

MACHINERY-CONSTRUCTION & MINING - 0.4%
MACHINERY-CONSTRUCTION & MINING - 0.4%
Terex Corp.,
   10.375% 04/01/11                    320,000      360,800
                                                -----------
                                                    360,800
                                                -----------
         Machinery-Construction & Mining Total      360,800

METAL FABRICATE/HARDWARE - 2.8%
METAL PROCESSORS & FABRICATION - 2.0%
Altra Industrial Motion, Inc.,
   9.000% 12/01/11 (b)                 180,000      182,700
Hawk Corp.,
   8.750% 11/01/14 (b)                  70,000       72,275
Mueller Group, Inc.,
   10.000% 05/01/12                    225,000      244,125
Mueller Holdings, Inc.,
   (a) 04/15/14
   (14.750% 04/15/09)                  375,000      253,125
TriMas Corp.,
   9.875% 06/15/12                     865,000      903,925
                                                -----------
                                                  1,656,150
                                                -----------

METAL PRODUCTS-FASTENERS - 0.8%
FastenTech, Inc.,
   11.500% 05/01/11 (b)                540,000      615,600
                                                -----------
                                                    615,600
                                                -----------
                Metal Fabricate/Hardware Total    2,271,750
                                                -----------



See Accompanying Notes to Financial Statements.

November 30, 2004


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
INDUSTRIALS (CONTINUED)
MISCELLANEOUS MANUFACTURERS - 2.2%
ADVANCED MATERIALS/PRODUCTS - 0.4%
Hexcel Corp.,
   9.750% 01/15/09                     370,000      387,575
                                                -----------
                                                    387,575
                                                -----------

DIVERSIFIED MANUFACTURING OPERATORS - 1.4%
J.B. Poindexter & Co.,
   8.750% 03/15/14 (b)                 335,000      355,100
KI Holdings, Inc.,
   (a) 11/15/14
   (9.875% 11/15/09) (b)               405,000      257,175
Koppers Industries, Inc.,
   9.875% 10/15/13                     310,000      351,850
Trinity Industries, Inc.,
   6.500% 03/15/14                     165,000      163,556
                                                -----------
                                                  1,127,681
                                                -----------

FILTRATION/SEPARATION PRODUCTS - 0.4%
Polypore, Inc.,
   (a) 10/01/12
   (10.500% 10/01/08) (b)              485,000      311,612
                                                -----------
                                                    311,612
                                                -----------
             Miscellaneous Manufacturers Total    1,826,868
                                                -----------

PACKAGING & CONTAINERS - 4.2%
CONTAINERS-METAL/GLASS - 1.9%
Crown European Holdings SA,
   10.875% 03/01/13                    480,000      565,200
Owens-Brockway Glass Container,
   8.250% 05/15/13                     600,000      655,500
Owens-Illinois, Inc.:
   7.350% 05/15/08                     200,000      208,500
   7.500% 05/15/10                      75,000       79,031
                                                -----------
                                                  1,508,231
                                                -----------

CONTAINERS-PAPER/PLASTIC - 2.3%
Consolidated Container Co. LLC,
   (a) 06/15/09
   (10.750% 06/15/07)                  280,000      235,200
MDP Acquisitions PLC,
   9.625% 10/01/12                     525,000      593,250
Portola Packaging, Inc.,
   8.250% 02/01/12                     295,000      230,100
Smurfit-Stone Container Corp.,
   8.250% 10/01/12                     450,000      492,750
Tekni-Plex, Inc.,
   12.750% 06/15/10                    365,000      323,025
                                                -----------
                                                  1,874,325
                                                -----------
                  Packaging & Containers Total    3,382,556
                                                -----------




                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
TRANSPORTATION - 4.7%
TRANSPORTATION-MARINE - 2.3%
Ship Finance International Ltd.,
   8.500% 12/15/13                     695,000      714,112
Stena AB:
   7.000% 12/01/16 (b)                 135,000      132,637
   7.500% 11/01/13                     455,000      470,925
   9.625% 12/01/12                     355,000      399,375
Teekay Shipping Corp.,
   8.875% 07/15/11                     105,000      121,800
                                                -----------
                                                  1,838,849
                                                -----------

TRANSPORTATION-RAILROAD - 0.5%
TFM SA de CV,
   12.500% 06/15/12                    380,000      431,300
                                                -----------
                                                    431,300
                                                -----------

TRANSPORTATION-SERVICES - 1.1%
CHC Helicopter Corp.,
   7.375% 05/01/14                     275,000      290,813
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                     530,000      572,400
                                                -----------
                                                    863,213
                                                -----------

TRANSPORTATION-TRUCKS - 0.8%
Allied Holdings, Inc.,
   8.625% 10/01/07                     365,000      310,250
QDI Capital Corp.,
   9.000% 11/15/10 (b)                 370,000      369,075
                                                -----------
                                                    679,325
                                                -----------
                          Transportation Total    3,812,687
                                                -----------
                             INDUSTRIALS TOTAL   17,446,328
                                                -----------
-----------------------------------------------------------

TECHNOLOGY - 0.6%
SEMICONDUCTORS - 0.6%
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.6%
Amkor Technology, Inc.,
   9.250% 02/15/08                     515,000      505,988
                                                -----------
                                                    505,988
                                                -----------
                          Semiconductors Total      505,988
                                                -----------
                              TECHNOLOGY TOTAL      505,988
                                                -----------
-----------------------------------------------------------

UTILITIES - 7.0%
ELECTRIC - 7.0%
ELECTRIC-GENERATION - 1.7%
AES Corp.:
   9.000% 05/15/15 (b)                 110,000      126,500
   9.500% 06/01/09                     455,000      522,113
Edison Mission Energy,
   9.875% 04/15/11                     480,000      568,800
Mission Energy Holding,
   13.500% 07/15/08                    140,000      176,050
                                                -----------
                                                  1,393,463
                                                -----------




See Accompanying Notes to Financial Statements.

November 30, 2004



CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)              PAR ($)    VALUE ($)
-----------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC (CONTINUED)
ELECTRIC-INTEGRATED - 1.9%
CMS Energy Corp.,
   8.900% 07/15/08                     420,000      466,200
Nevada Power Co.:
   9.000% 08/15/13                     185,000      216,450
   10.875% 10/15/09                    340,000      397,800
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                     395,000      436,969
                                                -----------
                                                  1,517,419
                                                -----------

INDEPENDENT POWER PRODUCERS - 3.4%
Caithness Coso Funding Corp.,
   9.050% 12/15/09                     477,382      529,894
Calpine Corp.,
   8.500% 07/15/10 (b)                 465,000      365,025
Calpine Generating Co. LLC:
   11.169% 04/01/11 (b)(d)             555,000      525,863
   11.500% 04/01/11 (b)                320,000      294,400
MSW Energy Holdings LLC:
   7.375% 09/01/10                     170,000      179,350
   8.500% 09/01/10                     375,000      412,500
Orion Power Holdings, Inc.,
   12.000% 05/01/10                    365,000      463,550
                                                -----------
                                                  2,770,582
                                                -----------
                                Electric Total    5,681,464
                                                -----------
                               UTILITIES TOTAL    5,681,464
                                                -----------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $96,759,707)                         99,494,739
                                                -----------

MUNICIPAL BOND (TAXABLE) - 0.7%
-----------------------------------------------------------
Cabazon Band Mission
   Indians California,
   13.000% 10/01/11 (q)                575,000      570,417
                                                -----------

TOTAL MUNICIPAL BOND (TAXABLE)
   (cost of $575,000)                               570,417
                                                -----------

PREFERRED STOCKS - 3.9%                 SHARES
-----------------------------------------------------------
COMMUNICATIONS - 2.6%
MEDIA - 2.6%
MULTIMEDIA - 0.2%
Haights Cross Communications,            2,734      144,902
                                                -----------
                                                    144,902
                                                -----------

PUBLISHING-PERIODICALS - 0.5%
PriMedia, Inc.:
   8.625%                                1,715      154,350
   9.200%                                   30        2,640
   10.000%                               2,300      219,650
                                                -----------
                                                    376,640
                                                -----------




                                        SHARES    VALUE ($)
-----------------------------------------------------------
RADIO - 1.5%
Spanish Broadcasting System, Inc., PIK,
   10.750%                               1,090    1,204,450
                                                -----------
                                                  1,204,450
                                                -----------

TELEVISION - 0.4%
Paxson Communications Corp., PIK,
   14.250% 11/15/06                         48      360,000
                                                -----------
                                                    360,000
                                                -----------
                                   Media Total    2,085,992
                                                -----------
                          COMMUNICATIONS TOTAL    2,085,992
                                                -----------

------------------------------------------------------------
FINANCIALS - 0.7%
REITS - 0.7%
REITS-DIVERSIFIED - 0.7%
iStar Financial, Inc.:
   7.800%                               11,007      281,023
   7.875%                               13,000      329,062
                                                -----------
                                                    610,085
                                                -----------
                                   REITS Total      610,085
                                                -----------
                              FINANCIALS TOTAL      610,085
                                                -----------

------------------------------------------------------------
UTILITIES - 0.6%
ELECTRIC - 0.6%
ELECTRIC-INTEGRATED - 0.6%
TNP Enterprises, Inc.,
   10.250% 04/01/10                        429      495,495
                                                -----------
                                                    495,495
                                                -----------
                                Electric Total      495,495
                                                -----------
                               UTILITIES TOTAL      495,495
                                                -----------

TOTAL PREFERRED STOCKS
   (cost of $3,374,681)                           3,191,572
                                                -----------

COMMON STOCKS - 2.4% (l)
-----------------------------------------------------------
BASIC MATERIALS - 0.5%
IRON/STEEL - 0.5%
STEEL-PRODUCERS - 0.5%
Bayou Steel Corp.
                                        11,273      394,555
                                                -----------
                                                    394,555
                                                -----------
                              Iron/Steel Total      394,555
                                                -----------
                         BASIC MATERIALS TOTAL      394,555
                                                -----------

------------------------------------------------------------
COMMUNICATIONS - 1.4%
MEDIA - 0.5%
CABLE TV - 0.5%
NTL, Inc.                                5,942      413,444
Ono Finance PLC (k)(m)                     750           --
                                                -----------
                                                    413,444
                                                -----------
                                   Media Total      413,444
                                                -----------




See Accompanying Notes to Financial Statements.

November 30, 2004


COMMON STOCKS (CONTINUED)               SHARES    VALUE ($)
-----------------------------------------------------------
COMMUNICATIONS (CONTINUED)
TELECOMMUNICATIONS - 0.9%
CELLULAR TELECOMMUNICATIONS - 0.6%
AirGate PCS, Inc.                        2,841       92,247
Horizon PCS, Inc., Class A               9,257      202,728
Nextel Communications, Inc., Class A     6,196      176,338
                                                -----------
                                                    471,313
                                                -----------

WIRELESS EQUIPMENT - 0.3%
SBA Communications Corp.                23,590      226,464
                                                -----------
                                                    226,464
                                                -----------
                      Telecommunications Total      697,777
                                                -----------
                          COMMUNICATIONS TOTAL    1,111,221
                                                -----------

-----------------------------------------------------------
CONSUMER, CYCLICAL - 0.1%
ENTERTAINMENT - 0.1%
CASINO SERVICES - 0.1%
Alliance Gaming Corp.                    5,500       66,495
                                                -----------
                                                     66,495
                                                -----------
                           Entertainment Total       66,495
                                                -----------
                      CONSUMER, CYCLICAL TOTAL       66,495
                                                -----------

-----------------------------------------------------------
ENERGY - 0.2%
PIPELINES - 0.2%
PIPELINES - 0.2%
Dynegy Holdings, Inc., Class A          23,000      129,950
Hornbeck Offshore Services, Inc.         2,800       56,560
                                                -----------
                                                    186,510
                                                -----------
                               Pipelines Total      186,510
                                                -----------
                                  ENERGY TOTAL      186,510
                                                -----------

-----------------------------------------------------------
INDUSTRIALS - 0.2%
ENVIRONMENTAL CONTROL - 0.2%
NON-HAZARDOUS WASTE DISPOSAL - 0.2%
Allied Waste North America, Inc.         7,250       65,902
Fairlane Management Corp. (k)(m)         8,000           --
Waste Services, Inc.                    33,000      121,744
                                                -----------
                                                    187,646
                                                -----------
                   Environmental Control Total      187,646
                                                -----------
                             INDUSTRIALS TOTAL      187,646
                                                -----------

TOTAL COMMON STOCKS
   (cost of $1,768,264)                           1,946,427
                                                -----------

CONVERTIBLE BONDS - 1.0%               PAR ($)
-----------------------------------------------------------
COMMUNICATIONS - 0.8%
TELECOMMUNICATIONS - 0.8%
TELECOMMUNICATION EQUIPMENT - 0.8%
Nortel Networks Corp.,
   4.250% 09/01/08                     645,000      618,484
                                                -----------
                                                    618,484
                                                -----------
                      Telecommunications Total      618,484
                                                -----------
                          COMMUNICATIONS TOTAL      618,484
                                                -----------




                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
UTILITIES - 0.2%
ELECTRIC - 0.2%
INDEPENDENT POWER PRODUCERS - 0.2%
Mirant Corp.,
   2.500% 06/15/21 (e)                 280,000      198,926
                                                -----------
                                                    198,926
                                                -----------
                                Electric Total      198,926
                                                -----------
                               UTILITIES TOTAL      198,926
                                                -----------

TOTAL CONVERTIBLE BONDS
   (cost of $775,437)                               817,410
                                                -----------

WARRANTS - 0.1% (L)                      UNITS
-----------------------------------------------------------
COMMUNICATIONS - 0.1%
MEDIA - 0.1%
BROADCAST SERVICES/PROGRAMS - 0.1%
XM Satellite Radio Holdings, Inc.,
   Expires 03/15/10 (b)                    600       48,000
                                                -----------
                                                     48,000
                                                -----------

-----------------------------------------------------------
CABLE TV - 0.0%
Cable Satisfaction International, Inc.,
   Expires 03/01/05 (b)(k)(m)              970           --
Ono Finance PLC,
   Expires 03/16/11 (b)(k)(m)              175           --
                                                -----------
                                                         --
                                                -----------

MULTIMEDIA - 0.0%
Haights Cross Communications:
   Expires 12/10/11 (n)                      2           --
   Expires 12/10/12                      2,707           54
                                                -----------
                                                        54
                                                -----------
                                   Media Total       48,054
                                                -----------

TELECOMMUNICATIONS - 0.0%
CELLULAR TELECOMMUNICATIONS - 0.0%
Horizon PCS, Inc.,
   Expires 10/01/10 (b)(k)(m)              665           --
UbiquiTel, Inc.,
   Expires 04/15/10 (b)(k)(m)              525           --
                                                -----------
                                                         --
                                                -----------

TELECOMMUNICATION SERVICES - 0.0%
AT&T Canada, Inc.,
   Expires 08/15/07 (b)(k)(m)              250           --
Carrier1 International SA,
   Expires 02/19/09 (b)(e)(k)(m)           347           --
Jazztel PLC,
   Expires 07/15/10 (b)(k)(m)              350           --
                                                -----------
                                                         --
                                                -----------
                      Telecommunications Total           --
                                                -----------
                          COMMUNICATIONS TOTAL       48,054
                                                -----------





See Accompanying Notes to Financial Statements.

November 30, 2004



WARRANTS (CONTINUED)                     UNITS    VALUE ($)
-----------------------------------------------------------
INDUSTRIALS - 0.0%
METAL FABRICATED/HARDWARE - 0.0%
METAL PROCESSORS & FABRICATED - 0.0%
Mueller Holdings, Inc.,
   Expires 04/15/14 (b)                    375       26,250
                                                -----------
                                                     26,250
                                                -----------
               Metal Fabricated/Hardware Total       26,250
                                                -----------

TRANSPORTATION - 0.0%
TRANSPORTATION-TRUCKS - 0.0%
QDI LLC,
   Expires 01/15/07 (b)(k)               2,041        6,348
                                                -----------
                                                      6,348
                                                -----------
                          Transportation Total        6,348
                                                -----------
                             INDUSTRIALS TOTAL       32,598
                                                -----------

TOTAL WARRANTS
   (cost of $105,737)                                80,652
                                                -----------


SHORT-TERM OBLIGATION - 4.2%           PAR ($)
-----------------------------------------------------------
Federal Home Loan Discount Note,
   1.930% 12/01/04 (o)
   (cost of $3,384,000)              3,384,000    3,384,000
                                                -----------

TOTAL INVESTMENTS - 134.8%
   (cost of $106,742,826)(p)                    109,485,217

OTHER ASSETS & LIABILITIES, NET - (34.8)%       (28,256,231)
                                                -----------
NET ASSETS - 100.0%                              81,228,986
                                                ===========




   NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Step bond. This security is currently not paying coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing at this rate.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to $23,520,205, which represents 29.0% of net assets.

(c) Zero coupon bond.

(d) Floating rate note. The interest rate shown reflects the rate as of November 30, 2004.

(e) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $978,038, which represents 1.2% of net assets.

(f) Security, or a portion thereof, purchased on a delayed delivery basis.

(g) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants, however, under the issuer's plan of reorganization, the issuer has guaranteed all interest due and therefore income is still being accrued. As of November 30, 2004, the value of this security represents 0.2% of net assets.

(h) The issuer is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of this security represents 1.0% of net assets.

(i) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of November 30, 2004, the value of these securities amounted to $648,297, which represents 0.8% of net assets.

(j) Issued as part of a bankruptcy reorganization.

(k) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(l) Non-income producing security.

(m) Security has no value.

(n) Rounds to less than $1.

(o) The rate shown represents the annualized yield at the date of purchase.

(p) Cost for federal income tax purposes is $106,704,740.

(q) Illiquid security.

(r) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.



At November 30, 2004, the Fund held investments in the following sectors:

                                                   % OF
HOLDINGS BY REVENUE SOURCE (UNAUDITED)          NET ASSETS
------------------------------------------------------------
Communications                                       32.6
Consumer, Cyclical                                   26.8
Industrials                                          21.7
Consumer, Non-Cyclical                               16.3
Basic Materials                                      13.0
Energy                                                8.1
Utilities                                             7.8
Financials                                            3.0
Municipal Bond                                        0.7
Technology                                            0.6
Short-Term Obligation                                 4.2
Other Assets &Liabilities, Net                      (34.8)
                                                    -----
                                                    100.0
                                                    -----

           ACRONYM               NAME
---------------------------------------------------------
           PIK              Payment-In-Kind
           REIT             Real Estate Investment Trust



See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2004




ASSETS:

Investments, at cost                           $106,742,826
                                               ------------
Investments, at value                          $109,485,217
Cash                                                 94,056
Receivable for:
   Investments sold                                 671,247
   Interest                                       2,180,516
   Dividends                                         11,755
Deferred Trustees' compensation plan                  8,392
                                               ------------
      Total Assets                              112,451,183
                                               ------------
LIABILITIES:
Payable for:
   Interest                                          49,723
   Investments purchased                            313,288
   Investments purchased on a delayed
      delivery basis                                635,651
   Distributions                                    504,084
   Investment advisory fee                           57,069
   Transfer agent fee                                11,880
   Pricing and bookkeeping fees                      17,199
   Trustees' fees                                       660
   Audit fee                                         37,160
   Custody fee                                        1,892
Deferred Trustees' fees                               8,392
Notes payable - short-term                       15,800,000
Notes payable - long-term                        13,700,000
Other liabilities                                    85,199
                                               ------------
      Total Liabilities                          31,222,197
                                               ------------
NET ASSETS                                     $ 81,228,986
                                               ============

COMPOSITION OF NET ASSETS:

Paid-in capital                                $141,303,724
Undistributed net investment income                 359,322
Accumulated net realized loss                   (63,176,451)
Net unrealized appreciation/depreciation
   on investments                                 2,742,391
                                               ------------
NET ASSETS                                     $ 81,228,986
                                               ============

Shares outstanding                               21,003,496
                                               ------------
Net asset value per share                      $       3.87
                                               ============




STATEMENT OF OPERATIONS

For the Year Ended November 30, 2004



INVESTMENT INCOME:
Interest                                       $  8,941,089
Dividends                                           280,304
                                               ------------
   Total Investment Income                        9,221,393
                                               ------------
EXPENSES:

Investment advisory fee                             818,086
Transfer agent fee                                   62,043
Pricing and bookkeeping fees                         90,860
Trustees' fees                                       10,080
Custody fee                                          20,512
Other expenses                                      145,568
                                               ------------
   Total Operating Expenses                       1,147,149
Interest expense                                    912,550
                                               ------------
   Total Expenses                                 2,059,699
Custody earnings credit                              (2,101)
                                               ------------
   Net Expenses                                   2,057,598
                                               ------------
Net Investment Income                             7,163,795
                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                    2,744,452
   Foreign currency transactions                    (15,529)
                                               ------------
      Net realized gain                           2,728,923
                                               ------------
Net change in unrealized
   appreciation/depreciation on:
   Investments                                    2,662,220
   Foreign currency translations                     22,520
                                               ------------
      Net change in unrealized
         appreciation/depreciation                2,684,740
                                               ------------
Net Gain                                          5,413,663
                                               ------------
Net Increase in Net Assets from Operations     $ 12,577,458
                                               ------------


See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR             ONE MONTH            YEAR
                                                                              ENDED              ENDED              ENDED
                                                                          NOVEMBER 30,       NOVEMBER 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                            2004             2003 (a)             2003
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                                      $  7,163,795       $    480,693       $  6,115,179
Net realized gain (loss) on investments and foreign currency transactions     2,728,923            275,539         (6,289,825)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency transactions                           2,684,740          1,139,485         21,909,449
                                                                           ------------       ------------       ------------
Net Increase from Operations                                                 12,577,458          1,895,717         21,734,803

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                   (6,362,697)          (566,640)        (6,335,103)
Return of capital                                                                    --                 --           (439,949)
                                                                           ------------       ------------       ------------
Total Distributions Declared to Shareholders                                 (6,362,697)          (566,640)        (6,775,052)
                                                                           ------------       ------------       ------------

SHARE TRANSACTIONS:
Distributions reinvested                                                         62,227                 --            528,920
                                                                           ------------       ------------       ------------
Total Increase in Net Assets                                                  6,276,988          1,329,077         15,488,671

NET ASSETS:
Beginning of period                                                          74,951,998         73,622,921         58,134,250
                                                                           ------------       ------------       ------------
End of period                                                              $ 81,228,986       $ 74,622,921       $ 73,622,921
                                                                           ------------       ------------       ------------
Undistributed/overdistributed net investment income at end of period       $    359,322       $   (546,000)      $   (544,368)
                                                                           ============       ============       ============
CHANGES IN SHARES:
Issued for distributions reinvested                                              16,818                 --            164,258
                                                                           ============       ============       ============

(a) The Fund changed its fiscal year end from October 31 to November 30.



See Accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2004



INCREASE (DECREASE) IN CASH
--------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                         $  7,163,795
Adjustments to reconcile net investment income
to net cash provided by operating activities:
   Purchase of investment securities                           (82,522,556)
   Proceeds from disposition of investment securities           82,934,929
   Purchase of short-term investments, net                      (1,301,901)
   Net realized loss due to foreign currency transactions          (15,529)
   Increase in dividend and interest receivable                   (131,843)
   Decrease in other assets                                          3,412
   Decrease in receivable for investments sold                     207,308
   Decrease in payable for investments purchased                  (642,613)
   Increase in accrued expenses and other liabilities              109,056
   Net amortization/accretion of income                           (815,922)
                                                              ------------
Net cash provided by operating activities                        4,988,136

CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in notes payable                                     1,000,000
   Decrease in interest payable                                   (208,817)
   Distributions paid in cash                                   (6,363,026)
                                                              ------------
Net cash used by financing activities                           (5,571,843)
                                                              ------------
Net decrease in cash                                              (583,707)

CASH:

Beginning of period                                                677,763
                                                              ------------
End of period                                                 $     94,056
                                                              ============

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $62,227.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2004



NOTE 1. ORGANIZATION

Colonial Intermediate High Income Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks high current income and total return by investing primarily in high yield fixed income securities in lower-rated categories.

FUND SHARES

The Fund may issue an unlimited number of shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency

November 30, 2004



transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2004, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, foreign currency transactions and market discount reclassification adjustments were identified and reclassified among the components of the Fund's net assets as follows:

      UNDISTRIBUTED      ACCUMULATED
      NET INVESTMENT    NET REALIZED        PAID-IN
          INCOME             LOSS            CAPITAL
       -------------    -------------     -------------
         $104,224        $(104,226)            $2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2004 and November 30, 2003 was as follows:

                      NOVEMBER 30, NOVEMBER 30, OCTOBER 31,
                          2004         2003         2003
                       ----------   ----------   ----------
Distributions paid from:
  Ordinary Income      $6,362,697     $566,640   $6,335,103
  Tax Return of Capital        --           --      439,949
  Long-Term Capital Gains      --           --           --

November 30, 2004

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED     UNDISTRIBUTED         NET
         ORDINARY         LONG-TERM        UNREALIZED
          INCOME        CAPITAL GAINS     APPRECIATION*
       -------------    -------------     -------------
         $873,142            $--           $2,780,477

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2004, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

   Unrealized appreciation                       $6,821,287
   Unrealized depreciation                       (4,040,810)
                                                 ----------
   Net unrealized appreciation                   $2,780,477

The following capital loss carryforwards, determined as of November 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                    CAPITAL LOSS
          EXPIRATION                   CARRYFORWARD
       -----------------          -----------------------
             2006                       $   410,216
             2007                        10,437,671
             2008                        22,694,029
             2009                        23,203,433
             2010                         6,431,055
                                        -----------
                                        $63,176,404
                                        ===========

Capital loss carryforwards of $2,624,744 were utilized during the year ended November 30, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average weekly net assets.

In addition, the Fund shall pay Columbia a monthly fee of 20% of the Fund's monthly "leverage income" (as that term is defined in the management contract). In the event that the Fund's monthly leverage income is less than zero, then Columbia shall pay the Fund 20% of the Fund's monthly leverage income. For the year ended November 30, 2004, the Fund paid fees of $313,565 to Columbia under this agreement, which represents 0.41% annually of the Fund's average daily net assets. This amount is included in "Investment advisory fee" on the Statement of Operations.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended November 30, 2004, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.117%.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

November 30, 2004


OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2004, the Fund paid $1,398 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $82,522,556 and $82,934,929, respectively.

NOTE 6. LOAN AGREEMENT

On August 24, 2004, the credit agreement dated August 26, 2003 between the Fund, BOA and State Street was amended and State Street replaced BOA as Administrative Agent and lender. At November 30, 2004, the Fund had term loans and a revolving loan outstanding with State Street, totaling $29,500,000. The terms loans are comprised of a $13,700,000 loan which bears interest at 3.12% per annum, due August 26, 2005 and a $2,000,000 loan which bears interest at 3.13% per annum, due August 26, 2005. The revolving loan is a $13,800,000 floating rate loan, maturing on August 23, 2005. At November 30, 2004, the average daily loan balance was $29,428,962 at a weighted average interest rate of 3.05%. The Fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

November 30, 2004


In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

NOTE 8. COMPARABILITY OF FINANCIAL STATEMENTS

Effective November 30, 2003, the fiscal year end of the Fund was changed from October 31 to November 30.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                                    ONE MONTH
                                                       YEAR ENDED     ENDED                    YEAR ENDED OCTOBER 31,
                                                      NOVEMBER 30, NOVEMBER 30,   -------------------------------------------------
                                                          2004       2003 (a)       2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $      3.57  $      3.51  $      2.79  $      3.51  $      4.83  $      5.97
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.34(b)      0.02(b)      0.29(b)      0.38(b)(c)   0.51(b)      0.67
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                                       0.26         0.07         0.75        (0.73)(c)    (1.26)       (1.10)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
      Total from Investment
                                                          0.60         0.09         1.04        (0.35)       (0.75)       (0.43)
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                               (0.30)       (0.03)       (0.30)       (0.36)       (0.55)       (0.69)
In excess of net investment income                          --           --           --           --           --        (0.02)
Return of capital                                           --           --        (0.02)       (0.01)       (0.02)          --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
      Total Distributions Declared
      to Shareholders                                    (0.30)       (0.03)       (0.32)       (0.37)       (0.57)       (0.71)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                     $      3.87  $      3.57  $      3.51  $      2.79  $      3.51      $  4.83
                                                   ===========  ===========  ===========  ===========  ===========  ===========
Market price per share                             $      3.51  $      3.50  $      3.65  $      2.79  $      3.49      $  4.63
                                                   ===========  ===========  ===========  ===========  ===========  ===========
Total return -- based on
   market value (d)                                       9.24%       (3.40)%(e)   44.56%      (10.43)%     (14.26)%      (6.12)%
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (f)                                    1.48%        1.63%(g)     1.35%        1.25%        1.31%        0.92%
Interest and amortization of
   deferred debt issuance expenses                        1.18%        1.38%(g)     2.00%        2.73%        2.98%        2.79%
Total expenses (f)                                        2.66%        3.01%(g)     3.35%        3.98%        4.29%        3.71%
Net investment income (f)                                 9.25%        7.82%(g)     9.18%       11.38%(c)    11.96%       11.88%
Portfolio turnover rate                                     80%           7%(e)       64%          54%          52%          42%
Net assets, end of period (000's)                  $    81,229  $    74,952  $    73,623  $    58,134  $    72,353  $    98,333


(a)  The Fund changed its fiscal year end from October 31 to November 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002 was to increase the net investment income per share by $0.02, increase the net realized and unrealized loss per share by $0.02 and increase the ratio of net investment income to average net assets from 10.92% to 11.38%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                                                    YEAR ENDED OCTOBER 31,
                                                               ------------------------------------------------------------------
                                                                     1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $      6.20  $      7.27  $      6.89  $      6.62  $      6.28
                                                                -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.70         0.70         0.70         0.70          0.70
Net realized and unrealized gain (loss) on investments
   and foreign currency                                               (0.23)       (1.08)        0.38         0.26          0.34
                                                                -----------  -----------  -----------  -----------  -----------
      Total from Investment Operations                                 0.47        (0.38)        1.08         0.96          1.04
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                            (0.70)       (0.69)       (0.70)       (0.69)        (0.70)
                                                                -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                  $      5.97  $      6.20  $      7.27  $      6.89      $  6.62
                                                                ===========  ===========  ===========  ===========  ===========
Market price per share                                          $      5.63  $      6.81  $      7.56  $      7.13      $  6.88
                                                                ===========  ===========  ===========  ===========  ===========
Total return -- based on market value (a)                             (7.89)%      (0.74)%      16.97%       14.62%       33.00%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (b)                                                 0.89%        0.88%        0.89%        0.98%        0.95%
Interest and amortization of deferred
   debt issuance expenses                                              2.48%        2.11%        1.96%        2.07%        1.94%
Total expenses (b)                                                     3.37%        2.99%        2.85%        3.05%        2.89%
Net investment income (b)                                             10.82%        9.70%        9.63%       10.11%       10.76%
Portfolio turnover rate                                                  44%          69%          92%          92%          92%
Net assets, end of period (000's)                               $   121,018  $   124,480  $   107,774  $    99,925  $    93,984

(a) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the year ended October 31, 1997 which had a 0.01% impact.

                 LOAN AGREEMENT ASSET COVERAGE REQUIREMENTS

                                                                  ASSET COVERAGE
                                TOTAL AMOUNT                       PER $1,000 OF
      DATE                       OUTSTANDING                       INDEBTEDNESS
    ---------                    -----------                       ------------
     11/30/04                   $29,500,000                           $3,754
     11/30/03                    28,500,000                            3,630
     10/31/03                    28,500,000                            3,583
     10/31/02                    24,500,000                            3,373
     10/31/01                    30,500,000                            3,372
     10/31/00                    47,300,000                            3,079
     10/31/99                    47,300,000                            3,558
     10/31/98                    47,300,000                            3,632
     10/31/97                    27,400,000                            4,933
     10/31/96                    27,400,000                            4,647
     10/31/95                    27,400,000                            4,430

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INTERMEDIATE HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, cash flows and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate High Income Fund (the "Fund") at November 30, 2004, and the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 19, 2005

DIVIDEND REINVESTMENT PLAN

The Fund generally distributes net investment income monthly and capital gains annually. Under the Fund's Dividend Reinvestment Plan (the "Plan") all distributions will be reinvested automatically in additional shares of the Fund, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of the shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. The aggregate market value of the shares may constitute income to shareholders for federal income tax purposes. However, if the market price of the shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares.

All Plan accounts receive written confirmations of all transactions. Shares purchased under the Plan are held in uncertificated form. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

Fees and expenses of the Plan other than brokerage charges will be paid by the Fund. No brokerage charges are incurred on shares issued directly by the Fund. Participants will bear a pro-rata share of brokerage charges incurred on open market purchases.

A Plan participant may terminate his or her participation by written notice to the Plan agent. The Plan may be amended or terminated on 90 days written notice to the Plan participants. All correspondence concerning the Plan should be directed to PFPC Inc., the Plan agent, by mail at P.O. Box 43027, Providence, RI 02940-3027 or by phone at 1-800-730-6001.

ADDITIONAL INFORMATION

On August 3, 2004, the Board of Trustees approved the use of interest rate swaps (and options on those swaps) for hedging purposes. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swaps and options on those swaps to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

These financial instruments are not actively traded on financial markets. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

TRUSTEES AND OFFICERS

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)      Executive Vice President-Strategy of United Airlines (airline) since December 2002 (formerly
P.O. Box 66100                  President of UAL Loyalty Services (airline) from September 2001 to December 2002; Executive Vice
Chicago, IL 60666               President and Chief Financial Officer of United Airlines from March 1999 to September 2001; Senior
Trustee (since 1996)            Vice President-Finance from March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)   Adjunct Professor of Law, Northwestern University, since September 2004; Private Investor since
9534 W. Gull Lake Drive         March 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding
Richland, MI 49083-8530         Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President-Corporate
Trustee (since 1996)            Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September
                                1999). 118, None

RICHARD W. LOWRY (age 68)       Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U. S. Plywood
10701 Charleston Drive          Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)      Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis
Department of Economics         Professor of Political Economy, University of Washington, since September 1993 (formerly Director,
University of Washington        Institute for Economic Research, University of Washington from September 2001 to June 2003) Adjunct
Seattle, WA 98195               Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal
Trustee (since 1981)            of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)      Academic Vice President and Dean of Faculties since August 1999, Boston College (formerly Dean,
84 College Road                 Boston College School of Management from September 1977 to September 1999). Oversees 121(3), (4),
Chestnut Hill, MA 02467-3838    Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)     Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)

THOMAS E. STITZEL (age 68)      Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of
2208 Tawny Woods Place          Business, Boise State University); Chartered Financial Analyst. Oversees 118, None.
Boise, ID 83706
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)     Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004
303 W. Madison                  (formerly Managing Director, William Blair Capital Partners (private equity investing) from
Suite 2500                      September 1994 to September 2004). Oversees 118, Anixter International (network support equipment
Chicago, IL 60606               distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
Trustee and Chairman            management services) and Ambac Financial Group (financial guaranty insurance)
of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 59)      Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer
359 Stickney Hill Road          and technology) from 1994 to 1997). Oversees 119(4), Chairman of the Board of Directors, Enesco
Hopkinton, NH 03229             Group, Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)

RICHARD L. WOOLWORTH (age 63)   Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500    (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207              Certified Public Accountant, Arthur Young & Company). Oversees 118, Northwest Natural Gas Co.
Trustee (since 1991)            (natural gas service provider)


INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)    Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly Partner,
399 Park Avenue                 Development Capital LLC from November 1996 to February 1999). Oversees 120(3), Lee Enterprises
Suite 3204                      (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader's
New York, NY 10022              Digest (publishing); OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.


   NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA FUNDS,
   YEAR FIRST ELECTED OR
     APPOINTED TO OFFICE                                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
OFFICERS

CHRISTOPHER L. WILSON (age 47)  Head of Mutual Funds for the Advisor since August 2004; President of the Columbia Funds since
One Financial Center            October 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services,
Boston, MA 02111                Inc. from September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)   Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
One Financial Center            President of the Advisor since April 2003 (formerly President of the Columbia Funds from February
Boston, MA 02111                2004 to October 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the
Treasurer (since 2000)          Liberty All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since
                                September 2002; (formerly Treasurer from December 2002 to December 2004 and President from February
                                2004 to December 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                Colonial Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)        Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the Liberty All-Star
40 West 57th Street             Funds since August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August
New York, NY 10019              2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice President and
Senior Vice President and       Counsel, Equitable Life Assurance Society of the United States from April 1998 to November 1999).
Chief Compliance Officer
(since 2004)

MICHAEL G. CLARKE (age 34)      Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004
One Financial Center            (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to
Boston, MA 02111                October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
Chief Accounting Officer        Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the
(since 2004)                    Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                                Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)     Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice
One Financial Center            President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Boston, MA 02111                and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS
Controller (since 2004)         Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                February 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)     Secretary of the Columbia Funds since December 2004 (formerly Of Counsel, Bingham McCutchen from
One Financial Center            April 2001 to September 2004; Executive Director and General Counsel, Massachusetts Pension Reserves
Boston, MA 02111                Investment Management Board from September 1997 to March 2001).
Secretary (since 2004)

TRANSFER AGENT



--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Intermediate High Income Fund is:

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the fund's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.columbiamanagement.com .

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders of Colonial Intermediate High Income Fund.

COLONIAL INTERMEDIATE HIGH INCOME FUND            ANNUAL REPORT




                                                110-02/739T-1104 (01/05) 05/3934

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this Item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Effective November 30, 2003, the registrant changed its fiscal year from October 31, 2003. Fee information for the fiscal year ended October 31, 2003 is also included below.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 are approximately as follows:

                  November 30, 2004   November 30, 2003     October 31, 2003
                  $32,860             $17,485               $34,970

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 are approximately as follows:

                  November 30, 2004   November 30, 2003     October 31, 2003
                  $3,700              $0                    $4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years/periods 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 are approximately as follows:

                  November 30, 2004   November 30, 2003     October 31, 2003
                  $2,710              $2,600                $2,600

Tax Fees during the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 are as follows:

                  November 30, 2004   November 30, 2003     October 31, 2003
                  $0                  $0                    $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit
Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years/periods ended November 30, 2004, November 30, 2003 and October 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory agency policies and to develop additional voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                               Registrant Purchases of Equity Securities*

                                           (a)                   (b)                        (c)                        (d)
                                                                                      Total Number of           Maximum Number of
                                                                                    Shares Purchased as        Shares that May Yet
              Period                  Total Number          Average Price           Part of Publically         Be Purchased Under
                                        of Shares           Paid Per Share            Announced Plans         the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
06/01/04 through 06/30/04                16,436                   $3.30                    16,436                      N/A

07/01/04 through 07/31/04                16,231                   $3.34                    16,231                      N/A

08/01/04 through 08/31/04                15,531                   $3.44                    15,531                      N/A

09/01/04 through 09/30/04                15,059                   $3.54                    15,059                      N/A

10/01/04 through 10/31/04                14,936                   $3.53                    14,936                      N/A

11/01/04 through 11/30/04                14,684                   $3.57                    14,684                      N/A
------------------------------------------------------------------------------------------------------------------------------------

Total                                    92,877                   $3.45                    92,877                      N/A
------------------------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Colonial Intermediate High Income Fund
            --------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                January 26, 2005
    ----------------------------------------------------------------------------